Exhibit 31  Rule 13a-14(a) Certification

Certifications

I, Michel Maes, certify that:

1. I have reviewed this 10-K of Tasa Products Limited;

2. Based on my knowledge, this report does not contain any   untrue statement of
a material fact or omit to state a material   fact necessary to make the
statements made, in light of the   circumstances under which the statements were
made, not misleading   with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other   financial
information included in this report, fairly present in all   material respects
the financial condition, results of operations   and cash flows of the
registrant as of, and for, the periods   presented in this report;

4.The registrant's other certifying officer and I are responsible   for
establishing and maintaining disclosure controls and   procedures (as defined in
Exchange Act Rules 13a-15(e) and 15d-   15(e)) and internal control over
financial reporting (as defined in   Exchange Act Rules 13a-15(f)) for the
registrant and have:

a. Designed such disclosure controls and procedures, or caused   such disclosure
controls and procedures to be designed under our   supervision, to ensure that
material information relating to the   registrant, including its consolidated
subsidiaries, is made known   to us by others within those entities,
particularly during the   period in which this report is being prepared;

b. Designed such internal control over financial reporting, or   caused such
internal control over financial reporting to be   designed under our
supervision, to provide reasonable assurance   regarding the reliability of
financial reporting and the   preparation of financial statements for external
purposes in   accordance with generally accepted accounting principles;

c. Evaluated the effectiveness of the registrant's disclosure   controls and
procedures and presented in this report our   conclusions about the
effectiveness of the disclosure controls and   procedures, as of the end of the
period covered by this report   based on such evaluation; and

d. Disclosed in this report any change in the registrant's   internal control
over financial reporting that occurred during the   registrant's most recent
fiscal quarter (the registrant's fourth   fiscal quarter in the case of an
annual report) that has   materially affected, or is reasonably likely to
materially affect,   the registrants internal control over financial reporting;
and

5. The registrant's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

a. All significant deficiencies and material weaknesses in the   design or
operation of internal control over financial reporting   which are reasonably
likely to adversely affect the registrant's   ability to record, process,
summerize and report financial   information; and

b. Any fraud, whether or not material, that involves management or   other
employees who have a significant role in the registrant's   internal control
over financial reporting.


Date: 3-05-07


/s/Michel Maes
Co-General Partner


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I, James Steffey, certify that:

1. I have reviewed this 10-K of Tasa Products Limited;

2. Based on my knowledge, this report does not contain any   untrue statement of
a material fact or omit to state a material   fact necessary to make the
statements made, in light of the   circumstances under which the statements were
made, not misleading   with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other   financial
information included in this report, fairly present in all   material respects
the financial condition, results of operations   and cash flows of the
registrant as of, and for, the periods   presented in this report;

4.The registrant's other certifying officer and I are responsible   for
establishing and maintaining disclosure controls and   procedures (as defined in
Exchange Act Rules 13a-15(e) and 15d-   15(e)) and internal control over
financial reporting (as defined in   Exchange Act Rules 13a-15(f)) for the
registrant and have:

a. Designed such disclosure controls and procedures, or caused   such disclosure
controls and procedures to be designed under our   supervision, to ensure that
material information relating to the   registrant, including its consolidated
subsidiaries, is made known   to us by others within those entities,
particularly during the   period in which this report is being prepared;

b. Designed such internal control over financial reporting, or   caused such
internal control over financial reporting to be   designed under our
supervision, to provide reasonable assurance   regarding the reliability of
financial reporting and the   preparation of financial statements for external
purposes in   accordance with generally accepted accounting principles;

c. Evaluated the effectiveness of the registrant's disclosure   controls and
procedures and presented in this report our   conclusions about the
effectiveness of the disclosure controls and   procedures, as of the end of the
period covered by this report   based on such evaluation; and

d. Disclosed in this report any change in the registrant's   internal control
over financial reporting that occurred during the   registrant's most recent
fiscal quarter (the registrant's fourth   fiscal quarter in the case of an
annual report) that has   materially affected, or is reasonably likely to
materially affect,   the registrants internal control over financial reporting;
and

5. The registrant's other certifying officer and I have disclosed,   based on
our most recent evaluation of internal control over   financial reporting, to
the registrant's auditors and the audit   committee of the registrant's board of
directors (or persons   performing the equivalent functions):

a. All significant deficiencies and material weaknesses in the   design or
operation of internal control over financial reporting   which are reasonably
likely to adversely affect the registrant's   ability to record, process,
summerize and report financial   information; and

b. Any fraud, whether or not material, that involves management or   other
employees who have a significant role in the registrant's   internal control
over financial reporting.


Date: 3-05-07


/s/James Steffey
Co-General Partner